ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2026 (Unaudited)

The unaudited consolidated schedule of investments of Partners Group Growth, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of June 30, 2026, is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

	Industry	Acquisition Date	Shares	Fair Value
Public Investments (0.13%)
Common Stocks (0.13%)
North America (0.13%)
Robinhood Markets, Inc.	Diversified Financial Services	06/15/26	4,973	$558,901
Total North America (0.13%)				558,901

Total Common Stocks (Cost $487,951)(0.13%)				$558,901

Total Public Investments (Cost $487,951)(0.13%)				$558,901
Private Equity Investments (91.87%)
Direct Investments * (42.26%)
Direct Equity (42.26%)

	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Asia - Pacific (10.19%)
BPEA EQT Mid-Market Growth Co-investment Carlton, SCSp +, a, b, c	Limited partnership interest	01/21/25	—	$711,267	$841,291
Campus Co-investment, L.P. +, a, c	Common equity	03/20/24	9,002,997	9,017,126	13,841,631
Kedaara Victoria Holdings +, a, b, c	Limited partnership interest	09/28/23	—	4,440,057	3,968,088
Menou LP +, a, b	Limited partnership interest	08/23/24	—	1,762,511	1,316,545
PG Lotus Pte Ltd +, a, c	Preferred equity	10/31/25	8,053,180	8,053,181	8,053,181
PG Lotus Pte Ltd +, a, c	Common equity	10/31/25	423,852	423,852	620,126
PG Power Pte. Ltd. +, a, c	Common equity	10/30/24	458,287	12,863,686	14,433,260
Total Asia - Pacific (10.19%)					43,074,122
North America (27.81%)
Aurora Co-Invest L.P. +, a, b, c	Limited partnership interest	07/25/24	—	4,175,472	4,472,557
Circa Health LLC +, a, c	Common equity	09/05/25	1,584,356	15,475,853	19,534,348
Forge Opportunity L.P. +, a, c	Common equity	08/13/25	3,893,367	2,347,349	3,479,198
General Atlantic (BTS) Coinvest, L.P. +, a, b, c	Limited partnership interest	03/09/26	—	9,720,000	9,720,855
Lumin Digital, LLC +, a, c	Preferred equity	11/20/24	187,500	1,126,695	1,530,527
Nautic KF Co-Invest L.P. +, a, b, c	Limited partnership interest	01/30/26	—	13,726,462	13,800,681
Nozomi Networks, Inc. +, a	Preferred equity	07/10/25	—	53,525	92,113
RCP Nats Co-Investment Fund, L.P. +, a, b	Limited partnership interest	04/30/25	—	199,121	342,091
Restor3D, Inc. +, a, c, d	Preferred equity	08/08/25	4,527,607	11,697,033	12,871,707
Revelstoke Capital Partners LLC (Holdco) +, a	Common equity	03/26/25	1,518,145	1,184,911	2,052,578
Saguaro Coinvestor Holdings, L.P. +, a, b, c	Limited partnership interest	09/19/25	—	6,455,813	8,067,778
Silver Lake Strategic Investors VI, L.P. +, a, b	Limited partnership interest	09/14/23	—	5,016,801	6,980,006
Surveyor Co-Invest SCSp +, a, b, c	Limited partnership interest	10/17/24	—	830,722	1,159,996
Sword Health Technologies, Inc. +, a	Common equity	05/14/24	88,109	2,762,685	5,512,216
Sword Health Technologies, Inc. +, a	Preferred equity	05/14/24	33,762	1,053,409	2,112,197
VEPF VIII Co-Invest 7-A, LP +, a, b	Limited partnership interest	09/18/25	—	26,195,344	25,882,310
Total North America (27.81%)					117,611,158
Rest of World (2.45%)
Palm Co-Invest SCSP +, a, b, c	Limited partnership interest	01/26/26	—	13,885,167	10,374,330
Total Rest of World (2.45%)					10,374,330
Western Europe (1.81%)
Akur8 SAS +, a, c	Common equity	08/28/24	182,785	1,910,315	2,239,174
Akur8 SAS +, a, c	Preferred equity	08/28/24	234,023	2,620,157	2,866,859
PG Investment Company 76 S.à r.l. +, a, c	Common equity	09/03/24	35,784	42,663	1

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2026 (Unaudited) (continued)

	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Private Equity Investments (continued)
Direct Investments * (continued)
Direct Equity (continued)
PG Investment Company 76 S.à r.l. +, a, c	Preferred equity	09/03/24	4,347,958	$4,800,561	$2,555,501
Total Western Europe (1.81%)					7,661,535
Total Direct Equity (42.26%)				$162,551,738	$178,721,145
Total Direct Investments (42.26%)				$162,551,738	$178,721,145
Secondary Investments *, b (48.14%)

	Acquisition Date	Cost	Fair Value
Asia - Pacific (0.05%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, c	09/30/24	$65,823	$189,407
Archer Capital Fund 5 +, a, c	09/30/24	1	2,155
Bain Capital Asia Fund II, L.P. +, a, c	03/31/25	11,563	27,821
Crescent Capital Partners IV, LP +, a	09/30/24	11,938	5,568
KV Asia Capital Fund I L.P. +, a, c	09/30/24	1	1,663
Total Asia - Pacific (0.05%)			226,614
North America (22.89%)
7Wire Ventures Fund II, L.P. +, a, c	12/29/23	381,848	565,626
7Wire Ventures Fund, L.P. +, a	12/29/23	676,887	1,767,629
Abry Partners VII, L.P. +, a, c	01/01/26	353	2,559
ACP Investment Fund, L.P. +, a	09/30/24	4,973	5,282
Altas Partners Holdings II LP +, a, c	09/30/25	1,268,026	1,225,023
ASP Securities Exchange Fund II L.P. +, a, c	09/30/24	719,765	1,655,027
August Capital V Special Opportunities, L.P. +, a, c	10/01/24	4,253	3,028
Bain Capital Venture Fund 2009, L.P. +, a, c	09/30/24	1	4,004
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	69,217	97,371
Berkshire Fund VIII, L.P. +, a, c	09/30/24	1	13,811
Birch Hill Equity Partners (US) IV, LP +, a, c	01/13/25	1	4,696
Cerberus Institutional Partners VI, L.P. +, a, c	10/01/25	128,355	455,785
Clearlake Capital Partners VI, L.P. +, a, c	12/31/25	4,711,497	5,544,791
Cortec Group Fund V, L.P. +, a	09/30/24	1	1
ESG Holdco II LLC +, a	12/29/23	2,944	1
GI Zeus Holdings-A LP +, a, c	08/13/25	2,174,746	4,384,238
HGGC Fund IV, L.P. +, a, c	09/30/25	1,098,494	1,167,746
Index Ventures Life VI (Jersey), L.P. +, a	09/30/24	16,263	86,611
Insight Ventures Partners XII, L.P. +, a, c	12/31/25	3,361,809	4,831,239
Madison Dearborn Capital Partners V, L.P. +, a	12/31/24	1	1
Mainsail Partners III, L.P. +, a, c	09/30/24	18,118	11,453
Marlin Equity III, L.P. +, a, c	09/30/24	1,485	1,674
New Enterprise Associates 14, L.P. +, a, c	10/01/24	187,332	535,747
Next Play Capital I, L.P. +, a, c	12/29/23	526,044	1,114,489
Next Play Capital II, L.P. +, a, c	12/29/23	472,699	1,187,874
NGP Natural Resources X, L.P. +, a, c	09/30/24	3,881	14,578
Novacap TMT International NV CV, L.P. +, a, c	10/31/24	1,140,145	1,406,896
NPC Exabeam, LLC +, a	12/29/23	84,841	59,173
NPC Guild, LLC +, a	12/29/23	169,592	37,154
Overbay Capital Partners 2024 Fund Aggregator (AIV IX) LP +, a, c	08/28/25	5,771,317	10,899,986
Performance Direct Investments V, L.P. +, a, c	05/01/25	139,452	172,497
Performance Venture Capital Reinvestment Fund, L.P. +, a, c	03/12/25	2,825,035	5,825,657
Performance Venture Capital VI, L.P. +, a, c	04/18/25	139,695	189,428
Ping An Global Equity Selection Fund +, a, c	09/30/25	2,283,469	2,831,495
Platinum Equity Capital Partners V, L.P. +, a, c	12/31/25	4,155,967	6,503,137

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2026 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
North America (continued)
Pritzker Private Capital II +, a, c	10/01/25	$1,338,508	$1,271,530
Project Senator Holding VII L.P. +, a	05/13/24	1	73,532
Redpoint Omega II, L.P. +, a	09/30/24	43,534	114,832
Redpoint Ventures IV, L.P. +, a	09/30/24	31,748	40,177
RoundTable Healthcare Partners III, L.P. +, a, c	09/30/24	7,552	40,900
SCP Dragon, L.P. +, a	06/16/25	3,319,479	5,609,863
SCP Harbor, L.P. +, a, c	10/13/23	5,831,676	12,034,463
SCP Shield, L.P. +, a	06/16/25	1,622,485	2,583,654
Sigma Partners 6, L.P. +, a	09/30/24	22,237	41,649
Sigma Partners 7, L.P. +, a	09/30/24	12,475	10,556
Sigma Partners 8, L.P. +, a	09/30/24	18,846	40,817
Springcoast Partners I-A, L.P. +, a, c	06/17/25	2,993,784	3,483,208
Sterling Partners – Small Market Growth 2009, L.P. +, a	12/01/24	11,103	34,651
STG IV, L.P. +, a, c	09/30/24	8,177	9,442
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, c	12/31/24	5,517	8,569
Summit Partners Venture Capital Fund III-B, L.P. +, a, c	12/31/24	679	8,616
TA Atlantic and Pacific VII-A L.P. +, a, c	09/30/24	30,730	133,042
TA Subordinated Debt Fund III, L.P. +, a, c	09/30/24	1	843
TA XI, L.P. +, a, c	09/30/24	3,123	17,072
TCV IX L.P +, a, c	09/30/25	870,453	997,951
TCV X(A), LP +, a, c	09/30/25	880,968	1,460,143
TCV XI(A), L.P. +, a, c	12/31/25	1,510,769	2,242,235
TCV XI(A), LP +, a, c	09/30/25	1,014,168	1,310,790
TQS MCE LLC +, a	12/29/23	320,951	703,299
Trinity Ventures 2024, L.P. +, a, c	12/20/24	2,603,808	2,416,665
Trivest Fund V, L.P. +, a, c	10/01/24	21,290	65,930
Vector Capital V, L.P. +, a, c	01/01/26	965,574	869,691
VenCap Scotch LP +, a, c	09/12/25	4,477,181	8,554,393
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	4,106	10,233
Total North America (22.89%)			96,794,453
Rest of World (0.09%)
Advent Latin American Private Equity Fund V, L.P. +, a, c	10/01/24	23,555	56,935
Pitango Venture Capital Fund VI L.P. +, a	09/30/24	222,554	312,861
Victoria South American Partners II, L.P. +, a, c	09/30/24	22,403	1,720
Total Rest of World (0.09%)			371,516
Western Europe (25.11%)
7RIDGE Investments 7 Limited Partnership +, a, c	10/28/25	13,808,052	18,193,683
Abingworth Bioventures VI LP +, a, c	10/01/24	9,781	14,167
Advent International GPE VI, L.P. +, a	10/01/24	6,619	7,201
Advent International GPE VII-E, L.P. +, a, c	10/01/24	8,132	17,591
Alchemy Special Opportunities Fund II L.P. +, a, c	09/30/24	8,707	18,202
APAX Europe VII - B, L.P. +, a, c	10/01/24	607	264
Astorg V FCPR +, a	09/30/24	451	1
Atomico IV L.P. (Project Matterhorn) +, a, c	01/31/24	2,194,998	3,993,793
Atomico V L.P. +, a, c	01/31/24	2,255,251	3,127,779
August Capital V, L.P. +, a	10/01/24	46,796	36,693
Bain Capital Europe Fund III, L.P. +, a	03/31/25	1	1
BC European Capital IX, L.P. +, a, c	10/01/24	5,735	39,300
Charterhouse Capital Partners IX +, a	09/30/24	999	1,384
DBAG Fund VI (Guernsey) L.P. +, a, c	09/30/24	19,480	24,610
Earlybird DWES Fund VI GmbH & Co. KG +, a	06/07/24	2,179,262	3,386,141

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2026 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
Western Europe (continued)
Earlybird DWES Fund VII GmbH & Co. KG +, a, c	06/07/24	$1,022,556	$1,463,420
EQT Mid Market Europe (No.1) Feeder Limited Partnership +, a, c	01/31/24	486,386	944,016
G Square Capital I +, a	12/01/24	112	105
HgCapital 8 L.P. +, a, c	10/01/25	1,416,500	1,687,158
Hg Genesis 9 L.P. +, a, c	10/01/25	1,086,912	1,097,155
HitecVision SpringPoint L.P. +, a, c	09/30/24	—	50
HitecVision V, L.P. +, a	09/30/24	5,867	1
HitecVision VI, L.P. +, a, c	09/30/24	16,793	18,794
Impilo Orphan Drugs AB +, a, c	08/01/25	103,579	197,264
Impilo Orphan Drugs AB +, a, c	09/19/24	463,086	930,667
Index Ventures Growth II (Jersey), L.P. +, a	09/30/24	89,140	53,702
Index Ventures Growth III (Jersey) L.P. +, a	06/30/25	2,233,922	3,437,811
Index Ventures Growth III (Jersey), L.P. +, a	09/30/23	823,344	3,723,919
Index Ventures Growth IV (Jersey), L.P. +, a	09/30/23	1,943,644	1,450,837
Index Ventures IX (Jersey), L.P. +, a	09/30/23	24,241	523,668
Index Ventures VI (Jersey), L.P. +, a	09/30/24	4,055,990	7,842,127
Index Ventures VII (Jersey), L.P. +, a	06/30/25	4,319,602	7,298,812
Index Ventures VIII (Jersey), L.P. +, a, c	06/30/25	700,727	1,629,119
Industrial Opportunity Partners II, L.P. +, a, c	09/30/24	3,653	10,044
Investindustrial V L.P. +, a	09/30/24	69,023	39,191
L Capital 3 FPCI +, a, c	12/02/24	13,346	9,742
Living Bridge 5 L.P. +, a, c	10/01/24	18,692	47,976
Montagu+ 2 SCSp +, a, c	10/30/25	9,159,274	10,804,818
Prime Ventures IV C.V. +, a, c	09/30/24	48,635	113,851
Summa Equity Fund III +, a, c	06/30/25	4,356,151	4,686,434
Summit Partners Europe Private Equity Fund, L.P. +, a	03/31/25	1	1
TDR Capital III 'B' L.P. +, a, c	10/01/24	100,101	115,790
Turkish Private Equity Fund III L.P. +, a, c	09/30/24	61,421	125,387
Verdane Freya X +, a, c	06/30/25	9,427,773	9,458,022
Verdane Freya XI +, a, c	06/30/25	6,506,945	7,404,094
Verdane Idun I +, a, c	06/30/25	3,242,092	3,427,993
Vitruvian Investment Partnership III, L.P. +, a, c	09/30/25	1,052,786	1,118,928
Vitruvian Investment Partnership IV +, a, c	09/30/25	1,199,089	1,340,466
Volpi Capital Investments Conti, L.P. +, a, c	09/07/23	4,914,209	6,351,881
WPEF V Feeder LP +, a, c	01/01/25	1,754	7,321
Total Western Europe (25.11%)			106,221,374
Total Secondary Investments (48.14%)		$140,379,485	$203,613,957
Primary Investments *, b (1.47%)
North America (1.47%)
AH 2026 Fund Multiplexer (Blocked) II, L.P. +, a, c	01/09/26	3,900,000	3,900,000
Lux Ventures IX, L.P. +, a, c	12/16/25	950,000	957,550
Spark Capital Growth Fund VI, L.P. +, a, b, c	05/01/26	1,365,000	1,365,000
Total North America (1.47%)			6,222,550
Total Primary Investments (1.47%)		$6,215,000	$6,222,550

Total Private Equity Investments (Cost $309,146,223)(91.87%)			$388,557,652

Total Investments (Cost $309,634,174)(92.00%)			389,116,553

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2026 (Unaudited) (continued)

	Interest Rate	Units	Cost	Fair Value
Cash Equivalents
BlackRock Liquidity Funds - Treasury Trust Fund	3.54%[e]	36,415,417	$36,415,417	$36,415,417
Total Cash Equivalents (Cost $36,415,417)(8.61%)			36,415,417	36,415,417

Total Investments and Cash Equivalent (Cost $346,049,591)(100.61%)				$425,531,970

Liabilities in Excess of Other Assets ((0.61)%)				(2,587,473)

Net Assets[f] (100.00%)				$422,944,497

*	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are single or portfolios of assets acquired on the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

**	The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

a	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2026 was $388,557,652, or 91.87% of net assets. Total aggregated cost of restricted securities as of June 30, 2026 was $309,146,223.

b	Investment does not issue shares.

c	Investment has been committed to but has not been fully funded by the Fund.

d	Represents an affiliated issuer.

e	The rate shown is the annualized seven-day yield as of June 30, 2026.

f	Net Assets include $530,943 of Repurchase amounts payable for tender offers.

A summary of outstanding financial instruments at June 30, 2026 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased		Currency Sold		Value	Unrealized Appreciation (Depreciation)
August 19, 2026	ANZ Bank		$23,084,752	INR	2,200,000,000	$23,314,810	$(230,058)
October 14, 2026	Morgan Stanley London		€27,410,000		$32,271,056	$32,269,996	$(1,060)
October 14, 2026	Morgan Stanley London		$32,086,803		€27,410,000	$32,269,996	$(183,193)
October 14, 2026	State Street Bank International	AUD	9,045,000		$6,438,219	$6,437,576	$(643)
October 14, 2026	State Street Bank International	SEK	46,150,000		$5,037,932	$5,037,998	$66
October 14, 2026	State Street Bank International		$6,326,436	AUD	9,045,000	$6,437,576	$(111,140)

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

June 30, 2026 (Unaudited) (continued)

Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
October 14, 2026	State Street Bank International	$5,049,405	SEK	46,150,000	$5,037,998	$11,407
January 13, 2027	Morgan Stanley London	$5,004,926		€4,290,000	$4,946,692	$58,234
January 13, 2027	Morgan Stanley London	$32,192,239		€27,410,000	$31,605,790	$586,449
January 13, 2027	State Street Bank International	$6,310,702	AUD	9,045,000	$6,244,573	$66,129
January 13, 2027	State Street Bank International	$5,068,260	SEK	46,150,000	$4,826,989	$241,271
April 14, 2027	Morgan Stanley London	$32,441,272		€27,410,000	$31,745,624	$695,648
April 14, 2027	State Street Bank International	$6,402,346	AUD	9,045,000	$6,241,471	$160,875
April 14, 2027	State Street Bank International	$5,073,743	SEK	46,150,000	$4,854,757	$218,986
						$1,512,971

Legend:

€	- Euro

AUD	- Australian Dollar

SEK	- Swedish Krona

INR	- Indian Rupee

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

The information contained in this section should be read in conjunction with the Fund’s audited consolidated financial statements contained in its annual report for the year ended March 31, 2026.

Investments held by the Fund include direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

Partners Group (USA) Inc. (the “Adviser”) determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and the Fund's valuation procedures (the “Valuation Procedures”), which have been approved by the board of managers of the Fund (the “Board”). As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, such other client or the Adviser’s affiliate.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (A) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (B) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

●	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●	Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund's investments classified in the fair value hierarchy as of June 30, 2026:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$558,901	$—	$—	$558,901
Direct Investments:
Direct Equity	$—	$—	$178,721,145	$178,721,145
Total Direct Investments	$—	$—	$178,721,145	$178,721,145
Secondary Investments	$—	$—	$203,613,957	$203,613,957
Primary Investments	$—	$—	$6,222,550	$6,222,550
Cash Equivalents	36,415,417	—	—	36,415,417
Total Investments	$36,974,318	$—	$388,557,652	$425,531,970
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts	$—	$2,039,065	$—	$2,039,065
Total Assets	$—	$2,039,065	$—	$2,039,065
Liabilities
Foreign Currency Exchange Contracts	$—	$(526,094)	$—	$(526,094)
Total Liabilities	$—	$(526,094)	$—	$(526,094)
Total Investments Net of Foreign Currency Exchange Contracts	$36,974,318	$1,512,971	$388,557,652	$427,044,941

The following is a reconciliation of the amount of the account balances on April 1, 2026 and June 30, 2026 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2026	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of June 30, 2026
Direct Investments:
Direct Equity Investments	$176,007,702	$—	$(243,465)	$466,140	$—	$—	$2,490,768	$178,721,145
Total Direct Investments*	$176,007,702	$—	$(243,465)	$466,140	$—	$—	$2,490,768	$178,721,145
Secondary Investments*	$201,027,795	$29,960	$8,835,848	$1,921,421	$(5,710,299)	$—	$(2,490,768)	$203,613,957
Primary Investments*	$2,925,000	$—	$7,550	$3,290,000	$—	$—	$—	$6,222,550
Total	$379,960,497	$29,960	$8,599,933	$5,677,561	$(5,710,299)	$—	$—	$388,557,652

*	For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “Secondary Investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the three months ended June 30, 2026 relating to investments in Level 3 assets still held at June 30, 2026 is $8,897,261.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of June 30, 2026:

Type of Security	Fair Value at June 30, 2026 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$67,693	Market comparable companies	Enterprise value to EBITDA multiple	10.80x – 25.00x (15.28x)
	22,515	Market comparable companies	Price to book ratio	2.30x – 2.85x (2.64x)
	88,421	Market comparable companies	Enterprise value to sales multiple	3.90x – 25.00x (12.50x)
	92	Exit price	Recent transaction price	n/a
Primary and Secondary Investments	$209,837	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the three months ended June 30, 2026, the Fund entered into 9 long/short forward foreign currency exchange contracts. The Fund had $1,262,256 in net realized gain (loss) and $(1,123,679) change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at June 30, 2026 are representative of contract amounts during the period.

Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of June 30, 2026:

	Shares/ Principal as of June 30, 2026	Fair Value as of March 31, 2026	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of June 30, 2026	Affiliated Income/ Accretion of Discount
Controlled Affiliates
Restor3D, Inc.	4,527,607	$12,976,852	$-	$-	$-	$(105,145)	$12,871,707	-
Total Controlled Affiliates	4,527,607	$12,976,852	$-	$-	$-	$(105,145)	$12,871,707	-

(1)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.